THE GABELLI ASSET FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2000

                          [GRAPHIC OF 4 STARS OMITTED]

       MORNINGSTAR RATED(TRADEMARK) GABELLI ASSET FUND 4 STARS OVERALL AND
               FOR THE THREE-YEAR PERIOD ENDED 12/31/00 AMONG 4164
       DOMESTIC EQUITY FUNDS, AND FOR THE FIVE AND TEN-YEAR PERIODS ENDED
        12/31/00 AMONG 2542 AND 824 DOMESTIC EQUITY FUNDS, RESPECTIVELY.

TO OUR SHAREHOLDERS,

      In 2000, we encountered a challenging market for stocks. From inception in 1986 through year-end 2000, the Gabelli Asset Fund has provided 16.52% average annualized returns, compared to the S&P 500's 15.63% annualized gains. We are proud of this performance track record, and we are dedicated to building on our success in the new year ahead. Of equal or greater importance, we believe your assets were exposed to less business risk and less market risk (than the Standard & Poor's ["S&P"] 500 Index), the latter defined as volatility and referred to as beta by quantitatively-oriented market observers.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2000, The Gabelli Asset Fund's (the "Fund") total return declined 0.66%. The S&P 500 Index and the Nasdaq Composite Index declined 7.82% and 32.70%, respectively, while the Dow Jones Industrial Average rose 1.70%, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund fell 2.37% for 2000. The S&P 500, the Nasdaq Composite Index, and the Dow Jones Industrial Average declined 9.10%, 39.18%, and 4.69%, respectively, over the same twelve-month period.

      For the two-year period ended December 31, 2000, the Fund's total return averaged 12.00% annually versus average annual total returns of 4.90%, 6.41%, and 10.11% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively. For the five-year period ended December 31, 2000, the Fund's total return averaged 17.88% annually versus average annual total returns of 18.33%, 18.96%, and 18.21% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively.

      For the ten-year period ended December 31, 2000, the Fund's total return averaged 16.73% annually versus average annual total returns of 17.44%, 20.78%, and 17.88% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively. Since inception on March 3, 1986

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)


                                           Quarter
                           ---------------------------------------
                             1st        2nd        3rd       4th        Year
                             ---        ---        ---       ---        ----
2000: Net Asset Value..... $40.93     $40.18     $40.14     $33.90     $33.90
      Total Return........   0.2%      (1.8)%     (0.1)%     (0.7)%     (2.4)%
--------------------------------------------------------------------------------
1999: Net Asset Value..... $37.18     $41.38     $39.52     $40.84     $40.84
      Total Return........   4.8%      11.3%      (4.5)%     15.3%      28.5%
--------------------------------------------------------------------------------
1998: Net Asset Value..... $36.00     $36.41     $31.24     $35.47     $35.47
      Total Return........  13.0%       1.1%     (14.2)%     18.2%      15.9%
--------------------------------------------------------------------------------
1997: Net Asset Value..... $27.00     $31.45     $34.99     $31.85     $31.85
      Total Return........   2.2%      16.5%      11.3%       4.3%      38.1%
--------------------------------------------------------------------------------
1996: Net Asset Value..... $27.44     $28.09     $27.92     $26.42     $26.42
      Total Return........   6.6%       2.4%      (0.6)%      4.5%      13.4%
--------------------------------------------------------------------------------
1995: Net Asset Value..... $23.84     $25.10     $26.76     $25.75     $25.75
      Total Return........   7.3%       5.3%       6.6%       3.7%      24.9%
--------------------------------------------------------------------------------
1994: Net Asset Value..... $22.63     $22.36     $23.56     $22.21     $22.21
      Total Return........  (2.9)%     (1.2)%      5.4%      (1.2)%     (0.1)%
--------------------------------------------------------------------------------
1993: Net Asset Value..... $21.10     $22.10     $23.63     $23.30     $23.30
      Total Return........   6.1%       4.7%       6.9%       2.5%      21.8%
--------------------------------------------------------------------------------
1992: Net Asset Value..... $19.04     $18.91     $19.02     $19.88     $19.88
      Total Return........   6.0%      (0.7)%      0.6%       8.5%      14.9%
--------------------------------------------------------------------------------
1991: Net Asset Value..... $17.36     $17.36     $17.90     $17.96     $17.96
      Total Return........  11.1%       0.0%       3.1%       3.2%      18.1%
--------------------------------------------------------------------------------
1990: Net Asset Value..... $16.48     $16.81     $15.21     $15.63     $15.63
      Total Return........  (4.5)%      2.0%      (9.5)%      7.8%      (5.0)%
--------------------------------------------------------------------------------
1989: Net Asset Value..... $16.46     $18.01     $18.73     $17.26     $17.26
      Total Return........  12.0%       9.4%       4.0%      (1.0)%     26.2%
--------------------------------------------------------------------------------
1988: Net Asset Value..... $13.49     $14.62     $14.94     $14.69     $14.69
      Total Return........  14.4%       8.4%       2.2%       3.5%      31.1%
--------------------------------------------------------------------------------
1987: Net Asset Value..... $12.97     $13.93     $14.66     $12.61     $12.61
      Total Return........  19.6%       7.4%       5.2%     (14.0)%     16.2%
--------------------------------------------------------------------------------
1986: Net Asset Value..... $10.44     $11.21     $11.29     $11.28     $11.28
      Total Return........   4.4%(b)    7.4%       0.7%      (0.1)%     12.8%(b)
--------------------------------------------------------------------------------

--------------------------------------------------
  Average Annual Returns - December 31, 2000 (a)
  ----------------------------------------------
   1 Year .............................  (2.37)%
   5 Year .............................  17.88%
   10 Year ............................  16.73%
   Life of Fund (b) ...................  16.52%
--------------------------------------------------

                    Dividend History
------------------------------------------------------
Payment (ex) Date  Rate Per Share   Reinvestment Price
-----------------  --------------   ------------------
December 27, 2000       $5.880           $33.37
December 27, 1999       $4.630           $39.92
December 28, 1998       $1.419           $34.60
December 30, 1997       $4.610           $31.73
December 31, 1996       $2.770           $26.42
December 29, 1995       $2.000           $25.75
December 30, 1994       $1.056           $22.21
December 31, 1993       $0.921           $23.30
December 31, 1992       $0.755           $19.88
December 31, 1991       $0.505           $17.96
December 31, 1990       $0.770           $15.63
December 29, 1989       $1.278           $17.26
December 30, 1988       $0.775           $14.69
January 4, 1988         $0.834           $12.07
March 9, 1987           $0.505           $12.71

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on March 3, 1986.
--------------------------------------------------------------------------------
                                        2

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
   THE GABELLI ASSET FUND, THE CONSUMER PRICE INDEX +10% AND THE S&P 500 INDEX

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            Gabelli Asset Fund     Consumer Price Index + 10%     S&P 500 Index
3/3/86          $10,000                     $10,000                  $10,000
12/86            11,280                      11,110                   10,930
12/87            13,107                      12,713                   11,487
12/88            17,184                      14,546                   13,383
12/89            21,686                      16,677                   17,612
12/90            20,602                      19,364                   17,066
12/91            24,331                      21,893                   22,271
12/92            27,956                      24,717                   23,384
12/93            34,051                      27,869                   25,746
12/94            34,017                      31,400                   26,081
12/95            42,530                      35,337                   35,884
12/96            48,229                      40,044                   44,137
12/97            66,590                      44,729                   58,857
12/98            77,178                      49,923                   75,749
12/99            99,166                      56,263                   91,679
12/00            96,816                      63,802                   83,336

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

through December 31, 2000, the Fund had a cumulative total return of 868.08%, which equates to an average annual total return of 16.52%.

YEAR IN REVIEW

      Value investing is dead! Fundamentals don't matter! High equity valuations are completely justified! New economy companies are priceless and old economy companies are worthless! You can't pay too much for dot-com stocks! Technology company earnings are immune to the economic cycle! Utility stocks are for widows, orphans and fools!

      In retrospect, all these pronouncements seem silly. But, at the beginning of the year, this rhetoric was gospel to many investors. True believers were severely punished as "Mr. Market" debunked all these myths in 2000. Investors who abandoned value to chase last year's performance leaders suffered substantial losses when the dot-com bubble burst and technology stock earnings proved quite vulnerable in a rapidly decelerating economy. More prudent folks, who remained committed to value principals, survived this year's troubled market with most, if not all, of their investment capital intact.

      The market's dismal fourth quarter performance led to the worst year for equities since 1981. Over the last several years, we have repeatedly expressed our concern over high equity valuations in general, and economically absurd growth stock valuations in particular. This year, our concern proved warranted. The bad news is that the value of most investors' equity portfolios is lower than it was a year ago. The good news is that equity valuations are now much more reasonable relative to largely favorable long-term fundamentals. More reasonable valuations provide a more solid foundation for the market to build upon in future years.

      The dominant market trends of 1999 -- new economy stocks soaring and old economy stocks languishing -- carried over into the first two months of 2000. Then, the dot-com bubble burst and technology stocks declined sharply. Investors began focusing on what we coined the five E's: Energy, the Euro, the Election, Earnings, and the Economy. Oil prices hit a decade high of $38 per barrel, and remained above $30 through much of the year, before retreating to the mid-$20 range at its close. The Euro dropped to 83 to the dollar, down from 120, before rebounding in the fourth quarter. The robust U.S.

economy, which six Federal Reserve hikes had failed to restrain, began showing signs of slowing in the early summer. By the third quarter, investors were questioning whether it would be a soft or hard landing. A host of third quarter earnings warnings, followed by disappointing reported results, aborted the summer rally and sent the market into a tailspin. In the fourth quarter, the 37-day uncertainty surrounding the presidential election ignited psychological gridlock and the rout was on.

LOOKING AHEAD

      As we prepare this letter, the Federal Reserve has already cut the Federal Funds Rate by 100 basis points through the end of January. It will take awhile for monetary policy alone to provide ballast for the "supertanker" economy, and we believe anemic first and perhaps second quarter earnings will unfold, even if the Fed continues to cut interest rates.

      Looking ahead to the second half of 2001, our forecast is for an economic (and earnings) recovery. Oil prices have retreated and should remain stable as reduced demand and increased production bring an equilibrium to prices in the low $20's per barrel area. The dollar has weakened against the Euro, foreshadowing some improvement in the balance of trade deficit and better earnings for U.S. based multinationals. Although President George W. Bush won the narrowest of victories and Congress is almost evenly split along party lines, we expect a shift away from creeping socialism toward more unfettered capitalism. Reports from Washington indicate tax relief is on the horizon. After a slow start, we believe S&P 500 earnings growth will be buttressed by its roughly one-third non-U.S. component, and come in with a respectable 5% in 2001, and Russell 2000 (small cap stocks) earnings growth will be materially higher. Equity valuations are now much more reasonable across the board. Finally, Wall Street's overly optimistic earnings estimates are rapidly being reduced to reflect current economic realities. This should limit widespread earnings disappointments going forward, and eventually result in pleasant earnings surprises, helping to renew investor confidence and revive the market.

                              EURO VS. U.S. DOLLAR

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                For 1999          For 2000           For 2001
                --------          --------           --------
Jan              1.1812            1.0155             0.9465
                 1.176             1.0309             0.9477
                 1.1636            1.0335             0.945
                 1.1672            1.0324             0.9535
                 1.1554            1.0294             0.9486
                 1.1534            1.0252             0.94
                 1.1548            1.0322             0.9409
                 1.1698            1.0281             0.9525
                 1.1689            1.027              0.9486
                 1.1591            1.0128             0.942
                 1.161             1.0121             0.9373
                 1.1575            1.0115             0.9308
                 1.1577            1.0133             0.9437
                 1.1582            1.01               0.9369
                 1.1566            1.0019             0.9375
                 1.1577            1.0041             0.9389
                 1.1481            1.0011             0.9258
                 1.1395            0.989              0.9219
                 1.1371            0.9765             0.9213
                 1.1303            0.9757             0.918
Feb              1.1328            0.9731             0.9267
                 1.1339            0.9768             0.9309
                 1.1306            0.9887             0.9387
                 1.1283            0.976              0.9357
                 1.1296            0.9783             0.9398
                 1.13              0.9862
                 1.1331            0.9914
                 1.1303            0.9865
                 1.1282            0.9847
                 1.1189            0.9783
                 1.123             0.9834
                 1.1223            0.9842
                 1.1075            0.9863
                 1.1037            0.985
                 1.0993            1.006
                 1.0972            1.0017
                 1.1068            0.9931
                 1.0995            0.9763
                 1.0891            0.9669
                 1.0931            0.9643
                 1.0888            0.97
Mar              1.0824            0.9619
                 1.0843            0.9618
                 1.0899            0.9603
                 1.0873            0.956
                 1.0961            0.9576
                 1.0932            0.9684
                 1.0936            0.9659
                 1.093             0.9648
                 1.0915            0.9644
                 1.1015            0.9696
                 1.099             0.971
                 1.0923            0.9694
                 1.0915            0.971
                 1.0918            0.9703
                 1.0921            0.9608
                 1.0871            0.9691
                 1.0743            0.9724
                 1.0716            0.9645
                 1.0732            0.9614
                 1.0808            0.9524
                 1.0782            0.9594
                 1.0782            0.9574
                 1.0706            0.956
Apr              1.0838            0.9588
                 1.0784            0.9647
                 1.0835            0.958
                 1.0786            0.959
                 1.0842            0.9588
                 1.078             0.9591
                 1.0779            0.9551
                 1.0717            0.9524
                 1.0688            0.9564
                 1.0608            0.955
                 1.063             0.9477
                 1.0612            0.9369
                 1.0598            0.9376
                 1.0634            0.9379
                 1.059             0.9396
                 1.0649            0.9265
                 1.0616            0.9217
                 1.0591            0.9083
                 1.0564            0.9089
                 1.0571            0.912
                 1.0593            0.9068
                 1.0724            0.8891
May              1.0779            0.8907
                 1.0781            0.8953
                 1.0787            0.895
                 1.072             0.9023
                 1.0666            0.9097
                 1.0626            0.9021
                 1.065             0.908
                 1.0672            0.9138
                 1.0672            0.9053
                 1.0641            0.8921
                 1.063             0.8952
                 1.0577            0.8946
                 1.0593            0.9036
                 1.0587            0.9032
                 1.0471            0.9096
                 1.0439            0.9072
                 1.0422            0.931
                 1.0449            0.9314
                 1.0357            0.9328
                 1.0355            0.9307
                 1.0327            0.9432
                 1.0296            0.9471
Jun              1.0438            0.957
                 1.045             0.96
                 1.0477            0.9548
                 1.0516            0.9526
                 1.0416            0.9544
                 1.042             0.9619
                 1.0298            0.959
                 1.0329            0.953
                 1.0368            0.9648
                 1.0323            0.9622
                 1.0323            0.9557
                 1.0316            0.9455
                 1.0372            0.9398
                 1.0448            0.9358
                 1.0373            0.9382
                 1.0337            0.9444
                 1.031             0.9444
                 1.0236            0.9515
                 1.0244            0.9545
                 1.0249            0.9526
                 1.0224            0.9548
                 1.0198            0.9527
Jul              1.0186            0.9484
                 1.0139            0.9521
                 1.0176            0.9497
                 1.0215            0.9401
                 1.022             0.9339
                 1.0203            0.9374
                 1.0203            0.9351
                 1.042             0.9322
                 1.0526            0.9237
                 1.0509            0.9292
                 1.0497            0.9343
                 1.0651            0.9314
                 1.0627            0.9391
                 1.0644            0.9413
                 1.0719            0.9331
                 1.0694            0.9246
                 1.0661            0.9266
                 1.068             0.9228
                 1.0766            0.9137
                 1.0793            0.9042
                 1.077             0.9075
                 1.0694            0.9105
Aug              1.0752            0.9019
                 1.066             0.8991
                 1.0636            0.9077
                 1.0568            0.9046
                 1.0557            0.9037
                 1.0525            0.9135
                 1.0505            0.9143
                 1.0643            0.9152
                 1.0654            0.9068
                 1.0553            0.9027
                 1.0506            0.8965
                 1.0461            0.8967
                 1.0441            0.9028
                 1.046             0.9024
                 1.0445            0.9002
                 1.0581            0.8966
                 1.0582            0.8924
                 1.0689            0.8878
                 1.0605            0.8993
                 1.0581            0.8876
                 1.059             0.8702
                 1.0543            0.874
Sep              1.0402            0.8664
                 1.04              0.8624
                 1.0408            0.8596
                 1.0385            0.864
                 1.0418            0.8617
                 1.0399            0.8572
                 1.0408            0.8527
                 1.046             0.8514
                 1.05              0.8463
                 1.0415            0.8559
                 1.0466            0.8794
                 1.0431            0.8738
                 1.0509            0.8813
                 1.0613            0.8807
                 1.0643            0.883
                 1.0718            0.8842
                 1.0703            0.8788
                 1.0693            0.8745
                 1.0704            0.8727
                 1.0721            0.8691
                 1.063             0.8686
Oct              1.0737            0.8682
                 1.0758            0.8716
                 1.0799            0.8644
                 1.0887            0.8567
                 1.0863            0.8491
                 1.0833            0.8509
                 1.0765            0.8391
                 1.0808            0.8412
                 1.0678            0.8406
                 1.0666            0.8364
                 1.0578            0.8364
                 1.0532            0.8274
                 1.0519            0.8273
                 1.0518            0.8408
                 1.0494            0.8433
                 1.0506            0.8485
                 1.0485            0.8588
                 1.044             0.8579
                 1.04              0.8619
                 1.0363            0.8585
                 1.0401            0.8585
Nov              1.0436            0.8554
                 1.0315            0.8574
                 1.0315            0.8624
                 1.0312            0.8574
                 1.0403            0.8571
                 1.0297            0.8534
                 1.0313            0.8517
                 1.0327            0.8487
                 1.0261            0.846
                 1.0176            0.8424
                 1.0137            0.8401
                 1.01              0.8383
                 1.0077            0.8503
                 1.0059            0.8544
                 1.0023            0.8577
                 1.0016            0.8694
                 1.0252            0.8768
                 1.0222            0.8876
                 1.0263            0.8803
                 1.0161            0.8881
Dec              1.0158            0.8891
                 1.012             0.8842
                 1.0067            0.8776
                 1.0066            0.8774
                 1.0169            0.8755
                 1.0088            0.8861
                 1.0066            0.8983
                 1.0093            0.8929
                 1.008             0.8903
                 1.0162            0.906
                 1.0128            0.9112
                 1.0136            0.9231
                 1.0068            0.9306
                 1.0045            0.9258
                 1.0024            0.9393
                 1.007

ADDITIONAL CATALYSTS

      Going forward, new full disclosure regulations (so-called FD rules) should compel Wall Street to focus more on fundamentals in the future. Too many Wall Street analysts have been serving as investment bankers in drag -- tailoring their stock recommendations to please existing investment banking clients and attract new ones, rather than providing an honest appraisal of companies' fundamental prospects. In addition, too much focus was placed on short-term earnings dynamics rather than long term fundamentals. To wit, you could have filled a small library with Wall Street's dot-com stock recommendations when the new issues market was at its hottest in early 2000. In addition, momentum investors needed early insights into monthly data, which were not available to the general investor, to maintain their game. Consequently, investors concentrating on fundamentals should receive more support from Wall Street going forward. We believe this will benefit value oriented fundamentalists such as yours truly. Some have described our research process as "going belly to belly" with management, and seeing customers and competitors. This will help Wall Street refocus its research on smaller companies as they provide good insights into larger companies in an industry.

                               U.S. DEAL ACTIVITY

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1991             $  135,000,000,000
1992                150,000,000,000
1993                234,000,000,000
1994                340,000,000,000
1995                511,000,000,000
1996                652,000,000,000
1997                919,000,000,000
1998              1,620,000,000,000
1999              1,745,000,000,000
2000              1,833,000,000,000

      Currently, the Financial Accounting Standards Board (FASB) is in the process of substantially altering APB 17, which is an accounting rule that focuses on the amortization of goodwill. Under the original APB 17, when a company makes an acquisition under the purchase method of accounting, the excess of cost over the fair value of the net assets acquired is recorded as goodwill and put on the balance sheet. The goodwill is then amortized over a period of no longer than 40 years -- impacting reported earnings. Under the new proposal by the FASB (which is still in the exposure draft phase), goodwill would still be recognized and placed on the balance sheet, but it would no longer be amortized over 40 years. Instead, goodwill would be reviewed for impairment and periodically written down. Simply stated, using purchase accounting will no longer be a deterrent to transactions. This should fuel the propensity for deal activity.

      An added element spurring on M&A activity is the change in the Hart-Scott-Rodino (HSR) Act. HSR was enacted to provide the public with adequate visibility to a corporate transaction. Previously, any stock purchase larger than $15 million required a notice filing under Hart-Scott-Rodino. Effective February 1, 2001, this "bar" has been raised to $50 million -- permitting more "involuntary" deals to take place. Our portfolio is full of small companies trading at discounts to Private Market Value, defined as the price an informed industrialist would be willing to pay for the company's assets. We expect takeover lightning to hit more of these small cap portfolio holdings in the year ahead.

      Finally, banking company regulations are also in transition. One element affecting their reported earnings are new accounting rules which require companies to record derivative instruments and certain hedging activities at fair market value. Changes in the fair market values of these items will flow through a bank's P&L, creating volatility in earnings. Formerly, these transactions had no effect on earnings. The same may apply to debt instruments.

--------------------------------------------------------------------------------
                           FLOW OF FUNDS ($ Billions)

SOURCES                        1997       1998      1999       2000
-------                       -----      -----     -----      -----
U.S. Deals                   $  919     $1,620    $1,745     $1,833
Stock Buybacks                  181        207       176        227
Mutual Funds                    232        159       222        297
Dividends                       335        352       371        400
                             ------     ------    ------     ------
TOTAL SOURCES:               $1,667     $2,338    $2,514     $2,757
                             ======     ======    ======     ======

SOURCE: THOMSON FINANCIAL SECURITIES DATA, BIRINYI ASSOCIATES
--------------------------------------------------------------------------------

DEAL ACTIVITY

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of our Asset Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------
                              2000 COMPLETED DEALS

                                          NUMBER      AVERAGE COST      CLOSING
   FUND HOLDING                        OF SHARES (a)  PER SHARE (b)    PRICE (c)    CLOSING DATE   % RETURN (d)
   ------------                        -------------  -------------    ---------    ------------   ------------
   FIRST QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   Associated Group Inc., Cl. A            85,000        $19.74         $87.88        01/17/00         345.19%
   Associated Group Inc., Cl. B            40,000          5.84          88.06        01/17/00       1,407.88%
   Pittway Corp.                          291,000          7.42          45.50        02/04/00         513.21%
   Pittway Corp., Cl. A                   238,000          3.57          45.50        02/04/00       1,174.51%
   Ascent Entertainment Group Inc.        230,000          9.63          15.25        03/28/00          58.36%

   SECOND QUARTER 2000 ANNOUNCED DEALS
   -----------------------------------
   Atlantic Richfield Co.                 100,000         53.69          77.00        04/17/00          43.42%
   WICOR Inc.                             200,000         28.93          31.50        04/26/00           8.88%
   General Cigar Holdings Inc.            251,000         11.33          15.25        05/09/00          34.60%
   General Cigar Holdings Inc., Cl. B      93,356          9.83          15.25        05/09/00          55.14%
   Cable & Wireless Communications plc      1,000         52.20          69.38        05/11/00          32.91%
   Celestial Seasonings Inc.               60,000         17.25          38.50        05/30/00         123.19%
   Mirage Resorts Inc.                    529,600         13.44          20.94        06/01/00          55.80%
   Todd AO Corp., Cl. A                    11,000          2.73          26.19        06/11/00         859.34%
   Hussmann International Inc.            700,000         20.25          29.00        06/14/00          43.21%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        2000 COMPLETED DEALS (CONTINUED)

                                          NUMBER      AVERAGE COST      CLOSING
   FUND HOLDING                        OF SHARES (a)  PER SHARE (b)    PRICE (c)    CLOSING DATE   % RETURN (d)
   ------------                        -------------  -------------    ---------    ------------   ------------
   SECOND QUARTER 2000 ANNOUNCED DEALS - (CONTINUED)
   -------------------------------------------------
   Kollmorgen Corp.                       200,000        $ 9.31         $23.00        06/15/00       147.05%
   Wynn's International Inc.               90,000         12.67          22.88        07/21/00        80.58%

   SECOND QUARTER 2000 FINANCIAL ENGINEERING
   -----------------------------------------
   General Motors Corp.                    40,407         30.32          86.94        05/19/00       186.74%

   THIRD QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   GTE Corp.                              200,000         33.96          62.25        07/03/00        83.30%
   US West Inc.                            22,000         57.27          85.75        07/03/00        49.73%
   Kansas City Southern Industries Inc.     4,000          1.83           6.25        07/13/00       241.53%
   Wynn's International Inc.               90,000         12.67          22.88        07/21/00        80.58%
   Central Newspapers Inc., Cl. A          45,000         46.07          64.00        07/31/00        38.92%
   COMSAT Corp.                           150,000         22.96          28.38        08/03/00        23.61%
   Cable & Wireless HKT Ltd., ADR          32,000         15.70          23.75        08/07/00        51.27%
   Berkshire Energy Resources             500,000         25.88          37.81        09/01/00        46.10%
   Burns International Services Corp.     100,000         16.65          21.50        09/01/00        29.13%
   Mark IV Industries Inc.                525,000         15.30          23.00        09/15/00        50.33%

   FOURTH QUARTER 2000 ANNOUNCED DEALS
   -----------------------------------
   Bestfoods Inc.                         400,000         58.62          73.00        10/04/00        24.53%
   Dexter Corp.                            60,000         36.12          65.64        10/05/00        81.73%
   Life Technologies Inc.                  16,000         44.65          63.02        10/05/00        41.14%
   St. Joe Co.                            312,000          7.62          19.19        10/10/00       151.84%
   Sybron Chemicals Inc.                   95,000         21.45          34.97        10/20/00        63.03%
   Pioneer Group Inc.                     150,000         34.33          44.13        10/24/00        28.55%
   Columbia Energy Group                  180,000         62.60          71.88        11/01/00        14.82%
   Paine Webber Group Inc.                 60,000         29.94          72.38        11/01/00       141.73%
   Bush Boake Allen Inc.                   20,000         28.90          48.50        11/03/00        67.82%
   Eastern Enterprises                    251,600         40.90          64.63        11/09/00        58.01%
   Telecom Italia Mobile SpA              500,000          2.09          11.43        11/13/00       446.89%
   Seagram Co.                            300,000         40.78          47.63        11/30/00        16.79%
   Florida Progress Corp.                 100,000         46.98          54.48        12/01/00        15.96%
   PepsiAmericas Inc.                     300,000          3.59           4.40        12/14/00        22.56%
--------------------------------------------------------------------------------

(a) Number of shares held by the Fund on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.

NOTE: SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.

--------------------------------------------------------------------------------

YEAR-END INVESTMENT SCORECARD

      Our energy and energy services investments also rewarded shareholders this year, with Tom Brown, Devon Energy Corp. and Global Marine near the top of our performance list. Utilities stocks such as DPL, Inc., El Paso Electric, and Niagra Mohawk Holdings warmed the portfolio. Food companies including Keebler Foods, Quaker Oats, Tootsie Roll Industries, and Hershey Foods nourished returns. Aerospace and aerospace component manufacturers Boeing, Precision Castparts, and SPS Technologies gained altitude this year.

      Telecommunications and communications equipment manufacturers including Teligent, Winstar, Global Crossing, BCE, Sprint, AT&T, Lucent Technologies, and Motorola were among our major portfolio disappointments. Later in this report, I will focus on what we believe to be temporary problems in this dynamic growth sector. Media stocks such as Granite Broadcasting, AT&T Liberty Media Group, Young Broadcasting, and USA Networks declined sharply as advertising-supported media company earnings were threatened by the slowing economy and the absence of spending on the Olympics, political activity, and the Internet, which had bolstered 2000 earnings. Industrial cyclicals in a wide range of industries were also casualties of the rapidly decelerating economy.

THE FIRST DECADE OF THE NEW MILLENIUM

      The longest economic expansion and bull market in history has spoiled equity investors. With the exception of 1991, when the S&P 500 retreated approximately 3%, the value of equity portfolios has risen, often substantially, every year in the decade. How will investors react to this year's disappointment? Our guess is with more resolve than might be expected.

      Economists (even those at the Federal Reserve), business leaders, and market strategists were taken by surprise by the economy's rapid deceleration in the second half of 2000. To date, investors have reacted quite responsibly -- bailing out of stocks with the most excessive valuations and displaying considerably more patience with more fundamentally sound equities. Going forward, I believe investors will be less prone to repeating the mistakes of the past several years. They will recognize that valuations do matter, even for stocks in growth industries like technology. If the economy stabilizes, as we believe it will sometime in the first half of 2001, the ensuing market recovery will be based on fundamentals, not fantasy. We believe this market will favor portfolios comprised of fundamentally attractive equities.

AND THE QUESTION IS ...

      OVER THE NEXT SEVERAL MONTHS, THE OVERALL MARKET NEEDS TO UNDERSTAND WHETHER MONETARY POLICY (GREENSPAN'S RATE CUTS) MARRIED WITH FISCAL POLICY (BUSH'S TAX CUTS) WILL PROVIDE THE BALLAST TO OVERCOME THE ECONOMIC DRAG CREATED
BY: A CONSUMER SPENDING BINGE (TIED TO THE STOCK MARKET'S WEALTH EFFECT); OVERSPENDING ON CAPITAL EQUIPMENT; AND A TRADE DEFICIT OF GIGANTIC PROPORTIONS.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CABLEVISION SYSTEMS CORP. (CVC - $84.9375 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market -- New York. Cablevision is a leader in delivering cutting-edge technological innovation, such as high speed cable, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages recognized content offerings such as American Movie Classics, Bravo and The Independent Film Channel. Cablevision owns and operates New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. The company also operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world-famous Rockettes.

LIBERTY MEDIA GROUP (LMG'A - $13.5625 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

TELEPHONE & DATA SYSTEMS INC. (TDS - $90.00 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $60.25 - AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp. (VSTR - $100.625 - Nasdaq), TDS now owns 35.6 million shares of VoiceStream valued at over $4.0 billion. VoiceStream is in the process of being acquired by Deutsche Telekom (DT - $29.25 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share.

UNITED TELEVISION INC. (UTVI - $116.00 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $66.50 - NYSE) television division. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $129.25 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. On August 14, 2000, News Corp. (NWS - $32.25 - NYSE) announced it would purchase United Television (along with Chris-Craft and BHC) in a deal worth $5.35 billion.

USA NETWORKS INC. (USAI - $19.4375 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The strategy is to integrate these assets, leveraging programming, production capabilities and electronic commerce across the entire distribution platform.

VIACOM INC. (VIA - $47.00 - NYSE) is diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

WHO               WHAT                       WHEN
---               ----                       ----
Mario Gabelli     Chief Investment Officer   First Monday of each month
Howard Ward       Large Cap Growth           First Tuesday of each month
Barbara Marcin    Large Cap Value            Last Wednesday of each month

                  SECTOR/SPECIALTY           2nd and 3rd Wednesday of each month
                  ----------------
Tim O'Brien       Utilities Industry
Caesar Bryan      International Investing
Ivan Arteaga      Telecom and Media
Hart Woodson      Global Convertibles

      The second and third Wednesday of each month will feature portfolio managers responsible for our more focused offerings. All chat sessions are held at 4:15 PM ET. Arrive early as attendance is limited. Days and times may vary based on portfolio manager availability.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CLOSING

      It is our job to begin each day thinking how we will earn money for you. At times, we may be faced with a challenge in reaching our objectives because of the irrationality of Mr. Market. And, while we cannot and will not ignore the overall price levels in the market, there is an abundance of opportunities to meet our shared long term objectives in the years ahead. We thank you for entrusting a portion of your investment assets to the Gabelli Asset Fund, and we reaffirm our commitment to your financial well-being. We are privileged to have this opportunity, and we look forward to the next quarter century.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/SIGNATURE

                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer

February 1, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2000
                                -----------------
           Telephone & Data Systems Inc.    USA Networks Inc.
           Liberty Media Group              Time Warner Inc.
           Cablevision Systems Corp.        United Television Inc.
           Viacom Inc.                      Ralston Purina Group
           Chris-Craft Industries Inc.      Neiman Marcus Group Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                  MARKET
   SHARES                                         COST            VALUE
   ------                                         ----            ------

              COMMON STOCKS -- 94.5%
              AEROSPACE -- 1.2%
    130,000   Boeing Co. .................   $    4,511,478   $    8,580,000
    200,000   Lockheed Martin Corp. ......        4,921,722        6,790,000
    120,000   Northrop Grumman Corp. .....        7,184,431        9,960,000
                                             --------------   --------------
                                                 16,617,631       25,330,000
                                             --------------   --------------
              AGRICULTURE -- 0.5%
     20,000   Agribrands
                International ............          282,787        1,070,000
    600,000   Archer-Daniels-Midland Co. .        8,994,405        9,000,000
     15,000   Delta & Pine Land Co. ......          260,292          314,062
                                             --------------   --------------
                                                  9,537,484       10,384,062
                                             --------------   --------------
              AUTOMOTIVE -- 0.5%
    155,000   General Motors Corp. .......        6,247,269        7,895,312
     20,000   Volkswagen AG ..............          790,866        1,061,832
                                             --------------   --------------
                                                  7,038,135        8,957,144
                                             --------------   --------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.7%
     75,000   ArvinMeritor Inc. ..........        2,291,085          853,125
     60,000   Borg-Warner Automotive Inc.         2,173,635        2,400,000
    230,000   Dana Corp. .................        6,102,928        3,521,875
    365,000   Federal-Mogul Corp. ........        3,291,470          844,062
    650,000   GenCorp Inc. ...............        2,404,331        6,256,250
    537,200   Genuine Parts Co. ..........       13,208,594       14,067,925
    170,000   Johnson Controls Inc. ......        5,162,980        8,840,000
    120,000   Midas Inc. .................        1,674,193        1,432,500
    300,000   Modine Manufacturing Co. ...        7,040,244        6,225,000
    202,500   Scheib (Earl) Inc.+ ........        1,446,767          493,594
    210,000   Standard Motor Products Inc.        3,040,436        1,548,750
    110,000   Superior Industries
                International Inc. .......        2,629,715        3,471,875
    401,371   Tenneco Automotive Inc. ....        3,175,786        1,204,113
    100,000   TransPro Inc. ..............          788,321          256,250
                                             --------------   --------------
                                                 54,430,485       51,415,319
                                             --------------   --------------
              AVIATION: PARTS AND SERVICES -- 0.7%
     72,000   Aviall Inc.+ ...............          716,137          364,500
    181,000   Curtiss-Wright Corp. .......        2,275,020        8,416,500
    170,000   Fairchild Corp., Cl. A+ ....        1,319,402          935,000
     60,000   Hi-Shear Industries Inc. ...          510,932          157,500
     50,000   Kaman Corp., Cl. A .........          637,604          843,750
     40,000   Precision Castparts Corp. ..          668,144        1,682,500
                                             --------------   --------------
                                                  6,127,239       12,399,750
                                             --------------   --------------
              BROADCASTING -- 5.0%
     32,500   BHC Communications
                Inc., Cl. A+ .............        4,877,788        4,200,625
    560,000   Chris-Craft Industries Inc.+       15,234,330       37,240,000
     73,786   Chris-Craft Industries
                Inc., Cl. B+ (a) .........        1,132,430        4,906,769
     20,000   Corus Entertainment
                Inc., Cl. B+ .............           64,982          519,304


                                                                  MARKET
   SHARES                                         COST            VALUE
   ------                                         ----            ------

    115,000   Granite Broadcasting Corp.+    $      948,593   $      115,000
     30,000   Gray Communications
                Systems Inc. .............          437,174          474,375
    200,000   Gray Communications
                Systems Inc., Cl. B ......        2,557,194        2,937,500
     95,000   Grupo Televisa SA, GDR+ ....        1,830,415        4,269,062
    170,000   Liberty Corp. ..............        6,268,553        6,916,875
    120,000   Paxson Communications
                Corp., Cl. A+ ............        1,268,934        1,432,500
    400,000   Television Broadcasting Ltd.        1,815,551        2,102,588
    247,000   United Television Inc. .....       15,808,923       28,652,000
     63,000   Young Broadcasting
                Inc., Cl. A+ .............        1,631,696        2,109,516
                                             --------------   --------------
                                                 53,876,563       95,876,114
                                             --------------   --------------
              BUILDING AND CONSTRUCTION -- 0.2%
     80,111   Huttig Building Products Inc.+        243,014          330,458
    175,000   Nortek Inc.+ ...............        1,046,710        4,145,312
      4,333   Nortek Inc.,
                Special Common+ (a) ......           59,049          102,638
                                             --------------   --------------
                                                  1,348,773        4,578,408
                                             --------------   --------------
              BUSINESS SERVICES -- 2.1%
    250,000   ACNielsen Corp.+ ...........        9,043,750        9,062,500
    100,000   ANC Rental Corp.+ ..........          889,878          350,000
     83,000   Avis Group Holdings Inc.+ ..        2,660,150        2,702,687
     75,000   Berlitz International Inc.+         1,087,162          604,687
    600,000   Cendant Corp.+ .............        7,937,880        5,775,000
    100,000   Ecolab Inc. ................        1,876,865        4,318,750
     10,000   Imation Corp.+ .............          203,344          155,000
     66,500   Landauer Inc. ..............          412,455        1,213,625
    130,000   Nashua Corp.+ ..............        1,953,563          577,200
    220,000   Vivendi Universal SA, ADR ..       11,603,346       14,368,750
                                             --------------   --------------
                                                 37,668,393       39,128,199
                                             --------------   --------------
              CABLE -- 3.3%
    628,000   Cablevision Systems
                Corp., Cl. A+ ............        5,402,274       53,340,750
     40,000   Comcast Corp., Cl. A .......          286,651        1,652,500
     40,000   Comcast Corp.,
                Cl. A, Special ...........          306,462        1,670,000
     38,163   NTL Inc.+ ..................        1,234,590          913,527
     60,000   Shaw Communications
                Inc., Cl. B ..............          164,952        1,398,127
     80,000   Shaw Communications
                Inc., Cl. B, Non-Voting+ .          312,647        1,840,000
    150,000   UnitedGlobalCom Inc., Cl. A+        2,365,471        2,043,750
                                             --------------   --------------
                                                 10,073,047       62,858,654
                                             --------------   --------------
              CLOSED END FUNDS -- 0.1%
     84,000   Royce Value Trust Inc. .....          949,972        1,212,750
                                             --------------   --------------
              COMMUNICATIONS EQUIPMENT -- 0.6%
    300,000   Allen Telecom Inc.+ ........        1,810,283        5,381,250


                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                  MARKET
   SHARES                                         COST            VALUE
   ------                                         ----            ------

              COMMON STOCKS (CONTINUED)
              COMMUNICATIONS EQUIPMENT (CONTINUED)
     25,000   Lucent Technologies Inc. ...   $      520,937   $      337,500
    130,000   Motorola Inc. ..............          842,731        2,632,500
     68,000   Nortel Networks Corp. ......        2,161,241        2,180,250
                                             --------------   --------------
                                                  5,335,192       10,531,500
                                             --------------   --------------
              COMPUTER HARDWARE -- 0.2%
     75,000   Hewlett-Packard Co. ........        4,333,588        2,367,187
    125,000   Xerox Corp. ................        2,283,551          578,125
                                             --------------   --------------
                                                  6,617,139        2,945,312
                                             --------------   --------------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
     50,000   Computer Associates
                International Inc. .......        1,333,334          975,000
    200,000   Genuity Inc.+ ..............        1,472,808        1,012,500
      5,000   Global Sources Ltd.+ .......          285,873           43,750
     24,000   Internet.com Corp.+ ........          319,750          142,500
                                             --------------   --------------
                                                  3,411,765        2,173,750
                                             --------------   --------------
              CONSUMER PRODUCTS -- 6.8%
    690,000   Carter-Wallace Inc. ........       11,080,735       23,028,750
     11,000   Christian Dior SA ..........          307,335          527,208
    260,000   Church & Dwight Co. Inc. ...        2,639,987        5,785,000
    100,000   Clorox Co. .................        3,005,000        3,550,000
     60,000   Department 56 Inc.+ ........          651,832          690,000
     30,000   Eastman Kodak Co. ..........        1,170,750        1,181,250
    348,000   Energizer Holdings Inc.+ ...        5,451,278        7,438,500
    185,000   Fortune Brands Inc. ........        4,380,571        5,550,000
    330,000   Gallaher Group plc, ADR ....        5,226,111        8,126,250
    400,000   Gillette Co. ...............       11,854,939       14,450,000
     80,000   Harley Davidson Inc. .......          198,900        3,180,000
    175,000   International Flavors &
                Fragrances Inc. ..........        3,023,975        3,554,687
    140,000   Mattel Inc. ................        1,657,384        2,021,600
     30,000   Maytag Corp. ...............          866,637          969,375
     65,000   National Presto Industries Inc.     2,250,827        1,994,687
    100,000   Philip Morris Companies Inc.        4,085,376        4,400,000
     15,000   Procter & Gamble Co. .......          855,625        1,176,562
  1,010,000   Ralston Purina Group .......       13,933,000       26,386,250
    750,000   Shaw Industries Inc. .......       14,023,136       14,203,125
     41,000   Syratech Corp.+ ............          939,276          302,375
     15,000   Whirlpool Corp. ............          567,937          715,312
                                             --------------   --------------
                                                 88,170,611      129,230,931
                                             --------------   --------------
              CONSUMER SERVICES -- 0.5%
     50,000   Ogden Corp. ................          564,769          768,750
    400,000   Rollins Inc. ...............        6,380,114        8,025,000
                                             --------------   --------------
                                                  6,944,883        8,793,750
                                             --------------   --------------
              DIVERSIFIED INDUSTRIAL -- 3.6%
      5,000   Anixter International Inc.+            45,044          108,125
    115,000   Cooper Industries Inc. .....        4,080,031        5,282,812
    430,000   Crane Co. ..................        6,635,811       12,228,125

                                                                  MARKET
   SHARES                                         COST            VALUE
   ------                                         ----            ------

    115,000   Gardner Denver
                Machinery Corp+ ..........   $    1,725,901   $    2,449,500
    210,000   GATX Corp. .................        4,538,647       10,473,750
      3,000   General Electric Co. .......           24,686          143,812
    150,000   GenTek Inc. ................        1,515,183        2,475,000
     30,000   Harbor Global Co. Ltd.+ ....          121,875          150,000
     50,000   Honeywell Inc. .............        1,724,726        2,365,625
    390,000   ITT Industries Inc.+ .......       12,428,695       15,112,500
    150,000   Katy Industries Inc. .......        1,369,925          900,000
    320,400   Lamson & Sessions Co.+ .....        1,773,324        3,364,200
     20,000   MagneTek Inc. ..............          213,720          260,000
    155,300   Myers Industries Inc. ......        1,443,987        2,251,850
    130,000   National Service
                Industries Inc. ..........        3,302,036        3,339,375
     25,000   Pentair Inc. ...............          782,000          604,687
     92,000   Smith Industries plc .......        1,033,103        1,110,431
    155,000   Thomas Industries Inc. .....        1,971,325        3,603,750
     80,000   Trinity Industries Inc. ....          977,970        2,000,000
                                             --------------   --------------
                                                 45,707,989       68,223,542
                                             --------------   --------------
              ELECTRONICS -- 0.8%
      3,000   Hitachi Ltd., ADR ..........          302,567          259,687
     13,000   Kyocera Corp., ADR .........          448,062        1,380,437
     15,000   Molex Inc., Cl. A ..........          564,156          381,562
    686,000   Oak Technology Inc.+ .......        2,961,290        5,959,625
     40,000   Sony Corp., ADR ............        1,816,421        2,790,000
    230,000   Thomas & Betts Corp. .......        4,300,680        3,723,125
                                             --------------   --------------
                                                 10,393,176       14,494,436
                                             --------------   --------------
              ENERGY AND UTILITIES -- 5.1%
    140,000   AGL Resources Inc. .........        2,479,425        3,088,750
    277,500   Azurix Corp.+ ..............        2,285,906        2,272,031
    234,000   BP Amoco plc, ADR ..........        6,146,816       11,202,750
     38,000   Brown (Tom) Inc. ...........          613,895        1,249,250
     45,000   Burlington Resources Inc. ..        1,785,694        2,272,500
     30,000   Chevron Corp. ..............        1,016,500        2,533,125
    350,000   Conectiv Inc. ..............        5,837,366        7,021,875
     30,000   Conoco Inc., Cl. A .........          793,875          858,750
     50,000   Devon Energy Corp. .........        1,160,594        3,048,500
     39,998   DPL Inc. ...................          814,440        1,327,434
    250,000   El Paso Electric Co.+ ......        2,801,290        3,300,000
     40,000   Energy East Corp. ..........          863,017          787,500
     60,000   EOG Resources Inc. .........          548,976        3,281,250
    140,000   Exxon Mobil Corp. ..........        5,435,824       12,171,250
     25,000   Global Marine Inc.+ ........          397,750          709,375
     50,000   GPU Inc. ...................        1,543,846        1,840,625
     40,000   Halliburton Co. ............          840,758        1,450,000
    120,000   MCN Energy Group Inc. ......        2,910,842        3,322,500
    720,000   Niagara Mohawk Holdings Inc.       10,737,209       12,015,000
    180,000   NiSource Inc.+ .............          360,000          495,000
    100,000   Northeast Utilities ........        2,148,569        2,425,000
     60,000   Pennzoil-Quaker State Co.+ .          868,341          772,500
    100,000   Progress Energy Inc. .......           52,000           45,000

                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                  MARKET
   SHARES                                         COST            VALUE
   ------                                         ----            ------

              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES  (CONTINUED)
     13,000   SJW Corp. ..................   $    1,525,700   $    1,326,000
    325,000   Southwest Gas Corp. ........        5,939,311        7,109,375
    165,000   Texaco Inc. ................        7,341,250       10,250,625
     11,000   UIL Holdings Corp. .........          514,356          547,250
                                             --------------   --------------
                                                 67,763,550       96,723,215
                                             --------------   --------------
              ENTERTAINMENT -- 9.2%
     70,000   Disney (Walt) Co. ..........        1,840,223        2,025,625
     19,406   EMI Group plc ..............           75,408          159,438
    100,000   EMI Group plc, ADR .........        1,246,297        1,641,701
     25,000   Fisher Companies Inc. ......        1,613,685        1,375,000
     42,000   Fox Entertainment
                Group Inc. ...............          923,388          750,750
    220,200   GC Companies Inc.+ .........        5,716,037          440,400
      4,000   Liberty Livewire Corp., Cl .A+         15,518           30,750
  4,460,000   Liberty Media Group, Cl. A+        12,916,455       60,488,750
     51,100   Metro-Goldwyn-Mayer Inc.+ ..        1,185,830          833,569
     50,000   Six Flags Inc. .............          710,263          859,375
    600,000   Time Warner Inc. ...........        8,865,048       31,344,000
  1,730,000   USA Networks Inc.+ .........       12,800,506       33,626,875
    900,000   Viacom Inc., Cl. A+ ........       20,472,519       42,300,000
                                             --------------   --------------
                                                 68,381,177      175,876,233
                                              --------------   --------------
              ENVIRONMENTAL SERVICES -- 1.1%
    100,000   Allied Waste Industries Inc.+         935,315        1,456,250
     75,000   EnviroSource Inc.+ .........          191,662            6,000
    300,000   Republic Services Inc.+ ....        3,495,775        5,156,250
    500,000   Waste Management Inc. ......        9,816,774       13,875,000
                                             --------------   --------------
                                                 14,439,526       20,493,500
                                             --------------   --------------
              EQUIPMENT AND SUPPLIES -- 7.0%
    310,000   AMETEK Inc. ................        3,617,532        8,040,625
     43,000   Amphenol Corp., Cl. A+ .....          599,488        1,685,062
     72,000   Caterpillar Inc. ...........          955,514        3,406,500
    100,000   CIRCOR International Inc.+ .          834,293        1,000,000
    125,000   CLARCOR Inc. ...............        1,777,793        2,585,937
    300,000   Crown Cork & Seal Co. Inc.+         1,352,490        2,231,250
    100,000   CTS Corp. ..................          366,271        3,643,750
     10,000   Danaher Corp. ..............          266,009          683,750
    390,000   Deere & Co. ................        6,256,565       17,866,875
    237,000   Donaldson Co. Inc. .........        1,749,496        6,591,562
     60,000   Fedders Corp. ..............          333,471          277,500
    520,000   Flowserve Corp. ............        8,295,431       11,115,000
    170,000   Gerber Scientific Inc. .....        1,791,601        1,455,625
    462,000   IDEX Corp. .................        4,138,647       15,303,750
     80,000   Ingersoll-Rand Co. .........        2,721,397        3,350,000
     55,000   Litton Industries Inc.+ ....        4,300,037        4,327,812
     90,000   Lufkin Industries Inc. .....        1,619,261        1,614,375
     18,000   Manitowoc Co. Inc. .........          131,305          522,000
     35,000   Met-Pro Corp. ..............          440,569          360,500

                                                                  MARKET
   SHARES                                         COST            VALUE
   ------                                         ----            ------

    630,000   Navistar International Corp.+  $   12,772,655   $   16,498,125
     20,000   PACCAR Inc. ................          522,021          985,000
     97,000   Sequa Corp., Cl. A+ ........        4,260,739        3,528,375
    104,000   Sequa Corp., Cl. B+ ........        5,351,790        5,798,000
    205,000   SPS Technologies Inc.+ .....        3,823,958       11,236,562
        333   Sybron Dental
                Specialties Inc.+ ........            4,840            5,625
    330,000   UCAR International Inc.+ ...        6,138,944        3,217,500
     30,000   Valmont Industries Inc. ....          242,908          551,250
    435,000   Watts Industries Inc., Cl. A        5,006,660        6,035,625
    120,000   Weir Group plc .............          504,947          425,733
                                             --------------   --------------
                                                 80,176,632      134,343,668
                                             --------------   --------------
              FINANCIAL SERVICES -- 5.1%
     28,000   Aegon NV, ADR ..............          476,457        1,160,250
          1   Al-Zar Ltd.+ (a) ...........                0              140
     10,000   Alleghany Corp. ............        1,843,940        2,055,000
    120,000   Allstate Corp. .............        3,034,160        5,227,500
    190,000   American Express Co. .......        1,438,795       10,438,125
     60,000   Argonaut Group Inc. ........        1,638,206        1,260,000
      8,260   Axa, ADR ...................          163,107          593,171
     68,000   Bank One Corp. .............        1,948,065        2,490,500
        220   Berkshire Hathaway
                Inc., Cl. A+ .............          874,549       15,620,000
     50,000   BKF Capital Group Inc. .....          933,375          912,500
    150,000   Block (H&R) Inc. ...........        5,018,481        6,206,250
    120,000   Commerzbank AG, ADR ........        3,146,569        3,436,164
    150,000   Deutsche Bank AG, ADR ......        6,596,875       12,505,393
     35,000   Dresdner Bank AG, ADR ......        1,665,613        1,521,398
    240,000   First Union Corp. ..........        7,857,700        6,675,000
     36,000   Lehman Brothers Holdings Inc.         324,900        2,434,500
     38,000   Leucadia National Corp. ....          930,337        1,346,625
     83,000   Mellon Financial Corp. .....        2,932,753        4,082,562
     47,751   Metris Companies Inc. ......          438,360        1,256,448
    245,000   Midland Co. ................        2,592,646        6,798,750
      2,000   MONY Group Inc. ............           57,225           98,875
      2,000   Morgan (J.P.) & Co. Inc. ...          310,475          331,000
     30,000   St. Paul Companies Inc. ....          807,838        1,629,375
     42,000   State Street Corp. .........          629,075        5,216,820
     16,000   Stilwell Financial Inc.+ ...          246,398          631,000
     20,000   SunTrust Banks Inc. ........          424,879        1,260,000
     10,000   UBS AG .....................        1,273,422        1,634,000
      8,000   Value Line Inc. ............          115,500          276,500
     18,000   Waddell & Reed Financial
                Inc., Cl. A ..............          277,725          677,250
                                             --------------   --------------
                                                 47,997,425       97,775,096
                                             --------------   --------------
              FOOD AND BEVERAGE -- 8.5%
     16,700   Brau und Brunnen AG+ .......          221,760          222,637
    223,000   Brown-Forman Corp., Cl. A ..       10,052,231       14,885,250
     45,000   Coca-Cola Co. ..............          387,203        2,742,188
     75,000   Coca-Cola Enterprises Inc. .        1,228,232        1,425,000

                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                  MARKET
   SHARES                                         COST            VALUE
   ------                                         ----            ------

              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE (CONTINUED)
    266,800   Corn Products
                International Inc. .......   $    6,939,644   $    7,753,875
    290,000   Diageo plc, ADR ............       10,724,168       12,868,750
      7,500   Farmer Brothers Co. ........          983,619        1,556,250
    500,000   Flowers Industries Inc. ....        8,738,393        7,875,000
    380,000   General Mills Inc. .........        9,672,448       16,933,750
      5,000   Hain Celestial Group Inc.+ .           67,359          162,500
    115,000   Heinz (H.J.) Co. ...........        4,574,054        5,455,313
     75,000   Hershey Foods Corp. ........        2,385,482        4,828,125
     60,000   Interstate Bakeries Corp. ..          676,180          843,750
    204,300   Keebler Foods Co. ..........        8,506,310        8,465,681
    450,000   Kellogg Co. ................       11,378,250       11,812,500
    165,000   LVMH Moet Hennessy
                Louis Vuitton, ADR .......        1,144,063        2,155,313
    210,000   PepsiCo Inc. ...............        7,638,474       10,408,125
    135,000   Quaker Oats Co. ............        4,748,166       13,145,625
    140,000   Ralcorp Holdings Inc.+ .....        2,003,189        2,292,500
     10,000   Sara Lee Corp. .............          132,819          245,625
    109,000   Sensient Technologies Corp.         2,200,622        2,479,750
    137,494   Tootsie Roll Industries Inc.        2,074,894        6,333,317
    984,290   Whitman Corp. ..............       12,265,780       16,117,749
    120,000   Wrigley (Wm.) Jr. Co. ......        7,051,465       11,497,500
                                             --------------   --------------
                                                115,794,805      162,506,073
                                             --------------   --------------
              HEALTH CARE -- 2.6%
     25,000   American Home
                Products Corp. ...........        1,053,156        1,588,750
     48,000   Amgen Inc.+ ................          220,320        3,069,000
      1,000   Apogent Technologies Inc.+ .           20,960           20,500
     36,000   Biogen Inc.+ ...............          270,450        2,162,250
     90,000   Block Drug Co. Inc., Cl. A .        2,823,157        4,741,875
     27,000   Bristol-Myers Squibb Co. ...        1,415,788        1,996,313
     40,000   Chiron Corp.+ ..............          550,315        1,780,000
     10,000   GlaxoSmithKline plc, ADR ...          549,120          560,000
     53,520   Invitrogen Corp.+ ..........        2,693,651        4,622,790
     30,000   Johnson & Johnson ..........          624,750        3,151,875
    111,000   Merck & Co. Inc. ...........        2,318,838       10,392,375
    250,000   Pfizer Inc. ................        1,299,564       11,500,000
     50,000   Pharmacia Corp. ............        1,953,608        3,050,000
     35,000   VISX Inc.+ .................          766,251          365,313
    215,000   Women First
                HealthCare Inc.+ .........          645,625          631,563
                                             --------------   --------------
                                                 17,205,553       49,632,604
                                             --------------   --------------
              HOTELS AND GAMING -- 1.9%
     80,000   Aztar Corp.+ ...............          763,926        1,035,000
    100,000   Boca Resorts Inc., Cl. A+ ..          930,945        1,437,500
    400,000   Gaylord Entertainment Co. ..       10,664,260        8,350,000
     30,000   GTECH Holdings Corp.+ ......          574,026          616,875
     12,000   Harrah's Entertainment Inc.           113,002          316,500

                                                                  MARKET
   SHARES                                         COST            VALUE
   ------                                         ----            ------
    914,000   Hilton Group plc ...........   $    3,341,331   $    2,853,546
    850,000   Hilton Hotels Corp. ........        9,587,689        8,925,000
     80,000   Mandalay Resort Group ......        1,133,376        1,755,000
    220,000   Park Place
                Entertainment Corp.+ .....        1,231,329        2,626,250
    240,000   Starwood Hotels &
                Resorts Worldwide Inc. ...        6,188,837        8,460,000
     60,000   Trump Hotels & Casino
                Resorts Inc.+ ............          256,680          116,250
                                             --------------   --------------
                                                 34,785,401       36,491,921
                                             --------------   --------------
              METALS AND MINING -- 0.7%
    170,000   Alcoa Inc. .................        4,579,259        5,695,000
     40,000   Barrick Gold Corp. .........          779,857          655,200
    250,000   Echo Bay Mines Ltd.+ .......          348,750           93,750
     60,000   Homestake Mining Co. .......          568,437          251,250
    325,000   Newmont Mining Corp. .......        6,312,447        5,545,313
     40,000   Placer Dome Inc. ...........          437,913          385,000
    250,000   Royal Oak Mines Inc.+ ......          654,847              688
    100,000   TVX Gold Inc.+ .............          401,538          164,000
                                             --------------   --------------
                                                 14,083,048       12,790,201
                                             --------------   --------------
              PAPER AND FOREST PRODUCTS -- 2.0%
    220,000   Greif Bros. Corp., Cl. A ...        4,752,946        6,270,000
     40,000   Mead Corp. .................        1,200,563        1,255,000
    200,000   Sealed Air Corp.+ ..........        5,783,970        6,100,000
    312,000   St. Joe Co. ................        2,376,837        6,864,000
    100,000   Westvaco Corp. .............        2,722,861        2,918,750
    300,000   Willamette Industries Inc. .       12,998,176       14,081,250
                                             --------------   --------------
                                                 29,835,353       37,489,000
                                             --------------   --------------
              PUBLISHING -- 4.6%
    200,000   Belo (A.H.) Corp., Cl. A ...        3,606,529        3,200,000
     15,000   Dow Jones & Co. Inc. .......          709,141          849,375
    210,000   Harcourt General Inc. ......        9,702,482       12,012,000
     50,000   Lee Enterprises Inc. .......        1,152,425        1,490,625
     60,000   McClatchy Newspapers
                Inc., Cl. A ..............        1,240,718        2,553,750
    135,000   McGraw-Hill Companies Inc. .        2,316,519        7,914,375
    411,000   Media General Inc., Cl. A ..       12,101,540       14,960,400
     85,000   Meredith Corp. .............        1,737,591        2,735,938
    132,000   New York Times Co., Cl. A ..        1,094,267        5,288,250
     14,000   News Corp. Ltd., ADR .......          246,049          451,500
    372,000   Penton Media Inc. ..........        2,586,151        9,997,500
     50,000   PRIMEDIA Inc.+ .............          691,388          596,875
    130,000   Pulitzer Inc. ..............        5,657,829        6,090,500
    140,000   Reader's Digest
                Association Inc., Cl. B ..        3,609,282        4,900,000
     28,900   Scripps (E.W.) Co., Cl. A ..        1,423,539        1,817,088
     94,640   Seat-Pagine Gialle SpA .....          198,816          211,024
    115,000   Thomas Nelson Inc. .........        1,502,571          805,000
    271,550   Tribune Co. ................        9,293,346       11,472,988
                                             --------------   --------------
                                                 58,870,183       87,347,188
                                             --------------   --------------


                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                  MARKET
   SHARES                                         COST            VALUE
   ------                                         ----            ------

              COMMON STOCKS (CONTINUED)
              REAL ESTATE -- 0.6%
    400,000   Catellus Development Corp.+    $    3,986,376   $    7,000,000
     48,000   Florida East Coast
                Industries Inc., Cl. A ...          631,838        1,722,000
     72,082   Florida East Coast
                Industries Inc., Cl. B ...        1,224,423        2,464,303
     71,000   Griffin Land &
                Nurseries Inc.+ ..........          901,343          816,500
      3,961   HomeFed Corp.+ .............              709            3,367
                                             --------------   --------------
                                                  6,744,689       12,006,170
                                             --------------   --------------
              RETAIL -- 2.8%
     41,000   Aaron Rents Inc. ...........          146,083          576,563
     20,000   Aaron Rents Inc., Cl. A ....           83,263          268,750
    455,000   Albertson's Inc. ...........       11,685,254       12,057,500
    600,000   AutoNation Inc.+ ...........        6,982,559        3,600,000
    205,000   Blockbuster Inc., Cl. A ....        2,604,629        1,716,875
    180,000   Burlington Coat Factory
                Warehouse Corp. ..........        2,079,767        3,408,750
     10,000   Coldwater Creek Inc.+ ......          141,310          310,625
     18,699   Delhaize America Inc., Cl. A          310,282          330,739
    140,000   Kroger Co.+ ................          818,000        3,788,750
    180,500   Lillian Vernon Corp. .......        2,618,022        1,263,500
    700,000   Neiman Marcus
                Group Inc., Cl. B+ .......       17,010,275       23,187,500
    900,000   Rite Aid Corp.+ ............        5,106,051        2,137,500
                                             --------------   --------------
                                                 49,585,495       52,647,052
                                             --------------   --------------
              SATELLITE -- 0.2%
    180,099   General Motors Corp., Cl. H+        4,673,298        4,142,277
     75,000   Globalstar
                Telecommunications Ltd.+ .          305,193           67,969
    100,000   Loral Space &
                Communications Ltd.+ .....          858,918          318,750
                                             --------------   --------------
                                                  5,837,409        4,528,996
                                             --------------   --------------
              SPECIALTY CHEMICALS -- 1.8%
    444,500   Ferro Corp. ................        7,065,562       10,223,500
     65,000   Fuller (H.B.) Co. ..........        2,221,326        2,564,453
    300,000   General Chemical Group Inc.           542,131          300,000
    100,000   Great Lakes Chemical Corp. .        3,043,942        3,718,750
    205,000   Hercules Inc.+ .............        3,802,910        3,907,813
    200,000   Material Sciences Corp.+ ...        1,767,127        1,537,500
    630,000   Omnova Solutions Inc. ......        1,986,506        3,780,000
    250,000   Rohm & Haas Co. ............        7,024,815        9,078,125
                                             --------------   --------------
                                                 27,454,319       35,110,141
                                             --------------   --------------
              TELECOMMUNICATIONS -- 7.1%
      7,500   Allegiance Telecom Inc.+ ...           74,062          166,992
    100,000   ALLTEL Corp. ...............        3,046,704        6,243,750
    650,000   AT&T Corp. .................       14,441,306       11,253,125
    210,000   BCE Inc. ...................        5,127,242        6,076,875


                                                                  MARKET
   SHARES                                         COST            VALUE
   ------                                         ----            ------
     42,000   BellSouth Corp. ............   $      749,494   $    1,719,375
     14,000   Brasil Telecom Participacoes
                SA, ADR ..................          810,959          826,000
    210,000   Cable & Wireless plc, ADR ..        6,311,164        8,373,750
    560,000   CenturyTel Inc. ............        6,728,135       20,020,000
    420,000   Citizens Communications Co.         4,374,266        5,512,500
    325,665   Commonwealth Telephone
                Enterprises Inc.+ ........        5,594,615       11,398,275
     32,600   Commonwealth Telephone
                Enterprises Inc., Cl. B+ .          260,949        1,238,800
     60,000   Embratel Participacoes
                SA, ADR+ .................        1,263,631          941,250
     20,000   Global Crossing Ltd.+ ......          554,688          286,250
     10,000   Pacific Century
                CyberWorks Ltd., ADR+ ....          257,373           61,250
    115,000   Qwest Communications
                International Inc.+ ......        4,782,748        4,715,002
    295,000   RCN Corp.+ .................        2,085,981        1,862,188
     10,000   Rogers Communications
                Inc., Cl. B+ .............           77,553          168,441
    430,000   Rogers Communications
                Inc., Cl. B, ADR+ ........        4,257,815        7,310,000
    100,000   SBC Communications Inc. ....        3,617,675        4,775,000
    160,000   Sprint Corp.+ ..............        1,359,308        3,250,000
     75,403   Tele Norte Leste
                Participacoes SA, ADR ....        1,032,454        1,720,131
    500,000   Telecom Italia SpA .........        1,032,880        5,529,790
    119,000   Telecom Italia SpA, ADR ....        2,650,840       13,127,188
     85,825   Telefonica SA, ADR .........        3,545,948        4,291,250
     20,000   Telefonos de Mexico
                SA, Cl. L, ADR ...........          281,828          902,500
     37,500   TELUS Corp. ................          658,391        1,037,360
     22,500   TELUS Corp., ADR ...........          402,989          622,416
     12,500   TELUS Corp., Non-Voting ....          219,464          326,646
     21,500   TELUS Corp.,
                Non-Voting, ADR ..........          467,649          557,656
    235,000   Verizon Communications .....        7,117,635       11,779,375
                                             --------------   --------------
                                                 83,185,746      136,093,135
                                             --------------   --------------
              TRANSPORTATION -- 0.2%
     83,000   AMR Corp.+ .................        1,190,073        3,252,563
      4,000   Kansas City Southern
                Industries Inc. ..........            7,317           40,500
      3,000   Providence &
                Worcester Railroad Co. ...           36,119           21,375
     50,000   Ryder System Inc. ..........        1,011,747          831,250
                                             --------------   --------------
                                                  2,245,256        4,145,688
                                             --------------   --------------

              WIRELESS COMMUNICATIONS -- 5.1%
     85,000   AT&T Wireless Group+ .......        1,967,478        1,471,563
     20,000   Leap Wireless
                International Inc.+ ......          486,513          500,000

                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                  MARKET
   SHARES                                         COST            VALUE
   ------                                         ----            ------

              COMMON STOCKS (CONTINUED)
              WIRELESS COMMUNICATIONS (CONTINUED)
    120,000   Nextel Communications
                Inc., Cl. A+ .............   $    1,943,481   $    2,970,000
     35,000   Price Communications
                Corp.+ ...................          702,361          588,438
    140,000   Rogers Wireless
                Communications Inc., Cl. B+       2,479,724        2,476,250
    310,000   Sprint Corp. (PCS Group)+ ..        9,265,250        6,335,625
      6,750   Tele Celular Sul
                Participacoes SA, ADR ....          107,916          176,344
     22,500   Tele Centro Oeste Celular
                Participacoes SA, ADR ....           67,447          217,969
      1,350   Tele Leste Celular
                Participacoes SA, ADR ....           36,110           46,575
      3,375   Tele Nordeste Celular
                Participacoes SA, ADR ....           49,807          139,641
      1,350   Tele Norte Celular
                Participacoes SA, ADR ....           20,857           45,563
  1,800,000   Telecom Italia Mobile SpA ..        1,661,796       14,364,309
     11,162   Telefonica SA, BDR+ ........          152,310          181,741
      3,375   Telemig Celular
                Participacoes SA, ADR ....           97,539          200,813
    700,000   Telephone & Data
                Systems Inc. .............       26,211,299       63,000,000
     27,000   Telesp Celular
                Participacoes SA, ADR ....          863,327          729,000
     60,000   Teligent Inc., Cl. A+ ......          700,558          116,250
     27,000   Vodafone Group plc, ADR ....          369,419          966,938
     14,000   VoiceStream Wireless Corp.+           323,643        1,408,750
     30,000   Winstar Communications Inc.+          671,500          350,625
                                             --------------   --------------
                                                 48,178,335       96,286,394
                                             --------------   --------------
              TOTAL COMMON STOCKS             1,136,812,379    1,800,819,896
                                             --------------   --------------

              PREFERRED STOCKS -- 0.0%
              METALS AND MINING -- 0.0%
     15,000   Freeport-McMoRan
                Copper & Gold Inc.,
                7.00% Cv. Pfd. ...........          272,500          150,000
                                             --------------   --------------
              TELECOMMUNICATIONS -- 0.0%
     13,000   Citizens Communications Co.,
                5.00% Cv. Pfd. ...........          696,712          689,000
                                             --------------   --------------
              WIRELESS COMMUNICATIONS -- 0.0%
  7,686,101   Telesp Celular
                Participacoes SA, Pfd.+ ..           60,929           81,000
                                             --------------   --------------
              TOTAL PREFERRED STOCKS              1,030,141          920,000
                                             --------------   --------------


  PRINCIPAL                                                       MARKET
   AMOUNT                                         COST            VALUE
   ------                                         ----            ------
              CORPORATE BONDS -- 0.0%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
$ 1,300,000   Standard Motor Products Inc.,
                Sub. Deb. Cv.
                6.75%, 07/15/09              $    1,184,875   $      614,250
                                             --------------   --------------
              U.S. GOVERNMENT OBLIGATIONS -- 6.1%
116,715,000   U.S. Treasury Bills,
                5.68% to 6.36%++,
                due 01/04/01 to 05/03/01        115,563,403      115,597,466
                                             --------------   --------------
              TOTAL
                INVESTMENTS -- 100.6%        $1,254,590,798    1,917,951,612
                                             ==============
              OTHER ASSETS AND
                LIABILITIES (NET) -- (0.6%) ...............      (11,856,654)
                                                              --------------
              NET ASSETS -- 100.0% ........................   $1,906,094,958
                                                              ==============
------------------------
              For Federal tax purposes:
              Aggregate cost ..............................   $1,259,489,049
                                                              ==============
              Gross unrealized appreciation ...............   $  727,512,234
              Gross unrealized depreciation ...............      (69,049,671)
                                                              --------------
              Net unrealized appreciation .................   $  658,462,563
                                                              ==============
------------------------
  PRINCIPAL                                        SETTLEMENT    UNREALIZED
   AMOUNT                                             DATE      APPRECIATION
   ------                                          ----------   ------------
              FORWARD FOREIGN EXCHANGE CONTRACTS
17,267,780(b) Deliver Hong Kong Dollars
                in exchange for
                USD 2,218,333 ...................   08/03/01          $6,666
                                                                      ======
------------------------
(a)   Security fair valued under procedures established by the Board of
      Trustees.
(b)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
BDR - Brazilian Depositary Receipt.
GDR - Global Depositary Receipt.
USD - U.S. Dollars.

                 See accompanying notes to financial statements.

                             THE GABELLI ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $1,254,590,798) .............   $1,917,951,612
  Cash and foreign currency, at value
    (Cost $4,056,967) .....................................        3,955,189
  Dividends and interest receivable .......................        1,518,858
  Unrealized appreciation of foreign
    exchange contracts ....................................            6,666
  Receivable for investments sold .........................        2,029,185
  Receivable for Fund shares sold .........................        2,378,480
  Other assets ............................................           72,526
                                                              --------------
  TOTAL ASSETS ............................................    1,927,912,516
                                                              --------------
LIABILITIES:
  Payable for investments purchased .......................       12,516,439
  Payable for Fund shares redeemed ........................        6,939,127
  Payable for investment advisory fees ....................        1,613,175
  Payable for distribution fees ...........................          403,294
  Payable for shareholder services fees ...................          184,200
  Payable to custodian ....................................           26,500
  Other accrued expenses ..................................          134,823
                                                              --------------
  TOTAL LIABILITIES .......................................       21,817,558
                                                              --------------
  NET ASSETS applicable to 56,230,333
    shares outstanding ....................................   $1,906,094,958
                                                              ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value .............   $      562,303
  Additional paid-in capital ..............................    1,247,165,204
  Distributions in excess of net realized gain on
    investments and foreign currency transactions .........       (4,898,251)
  Net unrealized appreciation on investments
    and foreign currency transactions .....................      663,265,702
                                                              --------------
  TOTAL NET ASSETS ........................................   $1,906,094,958
                                                              ==============
  NET ASSET VALUE, offering and redemption price
    per share ($1,906,094,958 (DIVIDE) 56,230,333
    shares outstanding; unlimited number of shares
    authorized of $0.01 par value) ........................           $33.90
                                                                      ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $211,925) ............     $ 33,195,609
  Interest ................................................        8,714,973
                                                                ------------
  TOTAL INVESTMENT INCOME .................................       41,910,582
                                                                ------------
EXPENSES:
  Investment advisory fees ................................       19,675,358
  Distribution fees .......................................        4,920,619
  Shareholder services fees ...............................        1,251,740
  Custodian fees ..........................................          346,614
  Shareholder communications expenses .....................          332,731
  Legal and audit fees ....................................           89,134
  Trustees' fees ..........................................           55,308
  Registration expenses ...................................           44,641
  Miscellaneous expenses ..................................           42,060
                                                                ------------
  TOTAL EXPENSES ..........................................       26,758,205
                                                                ------------
  NET INVESTMENT INCOME ...................................       15,152,377
                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain on investments and
    foreign currency transactions .........................      265,839,752
  Net change in unrealized appreciation
    on investments and foreign
    currency transactions .................................     (329,359,399)
                                                                ------------
  NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS ..........................................      (65,519,647)
                                                                ------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .......................................     $(48,367,270)
                                                                ============


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED           YEAR ENDED
                                                                                DECEMBER 31, 2000    DECEMBER 31, 1999
                                                                                -----------------    -----------------
OPERATIONS:
  Net investment income (loss) .............................................     $   15,152,377       $  (1,779,216)
  Net realized gain on investments and foreign currency transactions .......        265,839,752         207,702,430
  Net change in unrealized appreciation on investments and
    foreign currency transactions ..........................................       (329,359,399)        242,987,788
                                                                                 --------------      --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........        (48,367,270)        448,911,002
                                                                                 --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ....................................................        (14,891,591)                 --
  Net realized gain on investments .........................................       (266,042,925)       (204,782,027)
  In excess of net realized gain on investments ............................         (5,230,944)                 --
                                                                                 --------------      --------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................       (286,165,460)       (204,782,027)
                                                                                 --------------      --------------
SHARE TRANSACTIONS:
  Net increase in net assets from shares of beneficial interest transactions        246,752,865         173,769,943
                                                                                 --------------      --------------
  NET INCREASE (DECREASE) IN NET ASSETS ....................................        (87,779,865)        417,898,918
NET ASSETS:
  Beginning of period ......................................................      1,993,874,823       1,575,975,905
                                                                                 --------------      --------------
  End of period ............................................................     $1,906,094,958      $1,993,874,823
                                                                                 ==============      ==============

                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Asset Fund (the "Fund") was organized on November 25, 1985 as a Massachusetts Business Trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is growth of capital. The Fund commenced investment operations on March 3, 1986.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Trustees, or a dealer maintaining an active market in those securities.

OPTIONS. The Fund may write call or purchase put options on securities it owns and may also close out such positions. As a writer of call options, a Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. A Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. A Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, a Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, a Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, a Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


The option activity for the Fund for the year ended December 31, 2000 was as follows:

                                                       NUMBER OF
                                                       CONTRACTS      PREMIUMS
                                                       ---------      --------
Call options outstanding at December 31, 1999 .......      --               --
Call options written during the period ..............     800         $202,600
Call options expired during the period ..............    (800)        (202,600)
Call options closed during the period ...............      --               --
                                                         ----         --------
Call options outstanding at December 31, 2000 .......      --               --
                                                         ====         ========


FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2000, reclassifications were made to decrease accumulated net investment income for $260,786 and decrease distributions in excess of net realized gain on investments and foreign currency transactions for $332,693 with an offsetting adjustment to additional paid-in capital.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $4,920,619 or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2000, other than short term securities, aggregated $865,307,844 and $880,753,456, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2000, the Fund paid brokerage commissions of $1,371,178 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the year ended December 31, 2000.

8. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                             YEAR ENDED                         YEAR ENDED
                                                          DECEMBER 31, 2000                  DECEMBER 31, 1999
                                                    -----------------------------     -----------------------------
                                                       SHARES          AMOUNT            SHARES          AMOUNT
                                                    -----------     -------------     -----------   ---------------
Shares sold ....................................     10,285,075     $ 408,348,028      67,482,198   $ 2,639,715,706
Shares issued upon reinvestment of dividends ...      8,056,719       268,856,638       4,868,830       194,350,061
Shares redeemed ................................    (10,927,909)     (430,451,801)    (67,963,789)   (2,660,295,824)
                                                    -----------     -------------     -----------   ---------------
    Net increase ...............................      7,413,885     $ 246,752,865       4,387,239   $   173,769,943
                                                    ===========     =============     ===========   ===============

THE GABELLI ASSET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period:

                                                                             YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------
                                                           2000         1999          1998          1997        1996
                                                        ----------   ----------    ----------    ----------  ----------
OPERATING PERFORMANCE:
   Net asset value, beginning of period .............   $    40.84   $    35.47    $    31.85    $    26.42  $    25.75
                                                        ----------   ----------    ----------    ----------  ----------
   Net investment income (loss) .....................         0.31        (0.06)         0.02          0.07        0.15
   Net realized and unrealized gain (loss)
     on investments .................................        (1.37)       10.06          5.02          9.97        3.29
                                                        ----------   ----------    ----------    ----------  ----------
   Total from investment operations .................        (1.06)       10.00          5.04         10.04        3.44
                                                        ----------   ----------    ----------    ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ............................        (0.31)          --         (0.02)        (0.07)      (0.15)
   In excess of net investment income ...............           --           --            --         (0.00)(a)      --
   Net realized gain on investments .................        (5.47)       (4.63)        (1.40)        (4.54)      (2.61)
   In excess of net realized gain
     on investments .................................        (0.10)          --         (0.00)(a)     (0.00)(a)   (0.01)
                                                        ----------   ----------    ----------    ----------  ----------
   Total distributions ..............................        (5.88)       (4.63)        (1.42)        (4.61)      (2.77)
                                                        ----------   ----------    ----------    ----------  ----------
   NET ASSET VALUE, END OF PERIOD ...................   $    33.90   $    40.84    $    35.47    $    31.85  $    26.42
                                                        ==========   ==========    ==========    ==========  ==========
   Total return+ ....................................      ( 2.4)%        28.5%         15.9%         38.1%       13.4%
                                                        ==========   ==========    ==========    ==========  ==========
RATIOS TO AVERAGE NET ASSETS
   AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .............   $1,906,095   $1,993,875    $1,575,976    $1,335,052  $1,080,639
   Ratio of net investment income (loss)
      to average net assets .........................        0.77%      (0.10)%         0.06%         0.22%       0.52%
   Ratio of operating expenses
     to average net assets ..........................        1.36%        1.37%         1.36%         1.38%       1.34%
   Portfolio turnover rate ..........................          48%          32%           21%           22%         15%
--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To The Board of Trustees and Shareholders of
The Gabelli Asset Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Asset Fund (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                                    /S/SIGNATURE

1177 Avenue of the Americas
New York, NY 10036
February 14, 2001

--------------------------------------------------------------------------------
                   2000 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2000, the Fund paid to shareholders, on December 27, 2000, an ordinary income dividend (comprised of ordinary income and short-term capital gains) totaling $0.92 per share and long-term capital gains totaling $4.96 per share. For the fiscal year ended December 31, 2000, 40.81% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

   U.S. GOVERNMENT INCOME:

  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2000 which was derived from U.S. Treasury securities was 12.51%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Asset Fund did not meet this strict requirement in 2000. Due to the diversity in state and local tax law, it is
  recommended   that  you  consult  your   personal  tax  advisor  as  to  the
  applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES
         Mario J. Gabelli, CFA             Karl Otto Pohl
         CHAIRMAN AND CHIEF                FORMER PRESIDENT
         INVESTMENT OFFICER                DEUTSCHE BUNDESBANK
         GABELLI ASSET MANAGEMENT INC.

         Felix J. Christiana               Anthony R. Pustorino
         FORMER SENIOR VICE PRESIDENT      CERTIFIED PUBLIC ACCOUNTANT
         DOLLAR DRY DOCK SAVINGS BANK      PROFESSOR, PACE UNIVERSITY

         Anthony J. Colavita               Anthonie C. van Ekris
         ATTORNEY-AT-LAW                   MANAGING DIRECTOR
         ANTHONY J. COLAVITA, P.C.         BALMAC INTERNATIONAL, INC.

         James P. Conn                     Salvatore J. Zizza
         FORMER CHIEF INVESTMENT OFFICER   CHAIRMAN
         FINANCIAL SECURITY ASSURANCE      THE BETHLEHEM CORP.
         HOLDINGS LTD.

         John D. Gabelli
         SENIOR VICE PRESIDENT
         GABELLI & COMPANY, INC.

                         OFFICERS AND PORTFOLIO MANAGER
         Mario J. Gabelli, CFA           Bruce N. Alpert
         PORTFOLIO MANAGER               PRESIDENT AND TREASURER

         James E. McKee
         SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB405Q400SR



                                             [PHOTO OF MARIO J. GABELLI OMITTED]

THE
GABELLI
ASSET
FUND


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000